UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026 (May 25, 2026)

CID HoldCo, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-42711	99-2578850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5661 S Cameron St, Suite 100, Las Vegas, Nevada	89118
(Address of Principal Executive Offices)	(Zip Code)

(303)-332-4122

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	DAIC	The Nasdaq Stock Market LLC
Warrants, 25 of which are exercisable for one share of Common Stock at an exercise price of $287.50 per share*	DAICW	The Nasdaq Stock Market LLC

*	Reflects giving effect to the reverse stock split as of 4:01 p.m. Eastern Time on May 29, 2026 as described in the 8-K filed by CID HoldCo, Inc. with the Securities and Exchange Commission on May 28, 2026.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 29, 2026, CID HoldCo, Inc. (the “Company”) completed the third closing (the “Second Required Subsequent Closing”) under that certain Note Purchase Agreement, dated April 17, 2026, by and between the Company and White Lion Capital, LLC, a Nevada limited liability company (the “Holder”), as amended by that certain Side Letter Agreement, dated May 7, 2026, by and between the Company and the Holder (collectively, the “Note Purchase Agreement”). In connection with the Second Required Subsequent Closing, the Company issued to the Holder a senior secured convertible promissory note (the “Note”) in the face amount of $287,500 for cash proceeds of $230,000, reflecting a 20% original issue discount, pursuant to the terms of the Note Purchase Agreement. Pursuant to the Note Purchase Agreement, the proceeds from the Second Required Subsequent Closing are required to be applied to make the Company’s scheduled monthly payments under the senior secured convertible note issued by the Company to J.J. Astor & Co. pursuant to that certain Loan Agreement, dated December 4, 2025.

The Note bears interest at 8% per annum, and the interest for the first six months accrues immediately and is guaranteed. The Note matures on the six-month anniversary of the issue date.

The Note is convertible, at the option of the Holder, into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a variable conversion price equal to 80% of the lowest daily volume-weighted average price of the Common Stock during the fifteen trading day period ending on the latest complete trading day prior to the applicable conversion date.

In no event shall the Holder be entitled to convert any portion of the Note to the extent that such conversion would result in the Holder and its affiliates beneficially owning in excess of 4.99% of the outstanding shares of Common Stock, provided that the Holder may increase the ownership limitation up to 9.99% upon sixty-one days’ prior written notice to the Company.

The Note is a second senior secured obligation of the Company, secured by all of the assets and personal property of every kind, including intellectual property, claims, products and proceeds of the Company. The Note is subject to a second priority lien on the collateral, behind the first priority lien held by J.J. Astor & Co. pursuant to that certain Loan Agreement, dated December 4, 2025.

The Note contains customary events of default, including, among others, failure to pay principal or interest when due, failure to honor conversion obligations, breach of covenants or representations and warranties under the Note or certain other transaction documents, appointment of a receiver or trustee, bankruptcy proceedings, delisting of the Common Stock from Nasdaq, failure to comply with reporting requirements under the Securities Exchange Act of 1934, as amended, and cross-defaults with other agreements between the parties. Upon an event of default, the Note becomes immediately due and payable, and the Holder may, at its option, convert the Note at a default conversion price of $0.01 per share.

The Company may prepay the Note at any time without the prior written consent of the Holder for an amount equal to the original principal amount (or the default amount, as applicable), less all payments previously made, plus accrued and unpaid interest (including guaranteed interest), plus all other amounts, costs, expenses, and liquidated damages due under the Note.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 2.03 above, on May 29, 2026, the Company issued the Note to the Holder with an original principal amount of $287,500. The Note is convertible into shares of Common Stock in accordance with its terms, as described above.

The Note and securities issued in connection with the Second Required Subsequent Closing were not registered under the Securities Act and were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, or Regulation D promulgated thereunder as a transaction by an issuer not involving any public offering.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2026, in connection with the ongoing exploration of the Company’s financing opportunities, and following approval by the Board, the Company’s Chief Executive Officer, Edmund Nabrotzky, Chief Financial Officer, Charles Maddox, and Vijayan Nambiar, Chief Technology Officer have voluntarily agreed to reduce payment of their salaries during this period to the minimum amounts required to be paid under applicable state law, with the Company’s Chief Revenue Officer having voluntarily agreed to reduce payment of 50% of her salary during this period, which period may be extended by mutual agreement of the parties. Additionally, Messrs. Nabrotzky, Maddox and Nambiar and Mrs. Rochester, have agreed to defer their base salaries during this period. On May 25, 2026, the Company’s Chief Executive Officer, Chief Financial Officer and Chief Technology Officer also voluntarily agreed to defer their salaries for the pay period commencing May 11, 2026. The Company is undertaking these compensation reductions as part of other cost-savings efforts, which include other actions, including the furlough of the Company’s employees discussed below under Item 8.01 (Other Events) of this Form 8-K, and other cost-reduction efforts. The Company anticipates that executive compensation will be restored to the amounts in effect immediately prior to such reductions and to pay the deferred portion of their salaries, as applicable, at such time as the Company is able in connection with the evaluation of its financing opportunities. In connection with these salary deferrals, the Company entered into amendments to the employment agreements and/or offer letter for the Company’s Chief Executive Officer, Chief Financial Officer, Chief Technology Officer and Chief Revenue Officer, respectively. The form of the employment agreement amendment and the amendment to the Chief Revenue Officer’s offer letter, as well as the deferral agreements entered into by the Company and the Company’s Chief Executive Officer, Chief Financial Officer, Chief Technology Officer and Chief Revenue Officer, respectively, will be filed as exhibits to the Company’s next quarterly report on Form 10-Q.

Item 8.01 Other Events.

Effective as of May 25, 2026, the Company implemented a temporary furlough of its employees as part of actions intended to preserve the Company’s liquidity while it evaluates its financing opportunities. During the furlough, affected employees will not perform services for the Company and will not receive salary or wages, subject to applicable law. The Company cannot predict the duration of the furlough and may recall employees based on operational needs and capital availability. The Company continues to maintain its executive team that have deferred their salaries (as discussed above under Item 5.02 of this Current Report on Form 8-K) and its Chief Strategy Officer, who has also agreed to defer his salary during the furlough period, as well as a small number of independent contractors primarily based in India to continue servicing customers and continue its core initiatives. The Company intends to recall employees as circumstances permit; although, there are no assurances that the furlough will not materially impact the Company’s operations while in effect, and may have a material adverse effect on the Company’s revenues and operating results.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and certain of the materials filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect management’s current expectations, assumptions, and estimates of future operations, performance and economic conditions, and involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements to differ materially from those anticipated, expressed, or implied. Forward-looking statements are generally identifiable by terms such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “looks to,” “may,” “on condition,” “plan,” “potential,” “predict,” “preliminary,” “project,” “see,” “should,” “target,” “will,” “would” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words, or by discussion of strategy or goals or other future events, circumstances or effects. The forward-looking statements in this Current Report on Form 8-K are made on the basis of the views and assumptions of management regarding future events and business performance as of the date this Current Report on Form 8-K is filed with the SEC. We have based these forward-looking statements largely on our current expectations and projections about our business, the industry in which we operate and financial trends that we believe may affect our business, financial condition, results of operations and prospects, and these forward-looking statements are not guarantees of future performance or development. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause actual events, results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith. These items include, but are not limited to, statements regarding: our intention and ability to repay certain compensation amounts to executives or rehire employees currently furloughed, our cash position and need to raise additional capital, difficulties we may face in obtaining access to capital, and the dilutive impact it may have on our investors; our financial performance and ability to continue as a going concern.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CID HoldCo, Inc.

Date: May 29, 2026	By:	/s/ Edmund Nabrotzky
Edmund Nabrotzky
President and Chief Executive Officer

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